                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 12, 2008

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        0-452                   38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          1136 OAK VALLEY DRIVE
           ANN ARBOR, MICHIGAN                                           48108
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 585-9500

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 12, 2008, we entered into a retention bonus letter agreement and an amended and restated change in control and severance agreement with James
S. Nicholson, our Vice President, Treasurer and Chief Financial Officer.

     Under the retention bonus letter agreement:

     - We will pay Mr. Nicholson a retention bonus in an amount equal to one year's base salary if--

          - at any time during the term of the agreement (which begins on the date of the agreement and ends twelve months after the date of our 2010 shareholders meeting) our current Chief Executive Officer, Mr. Buker, is no longer employed by us (other than as a result of his death, disability, or termination for cause under the terms of his employment agreement), and

          - Mr. Nicholson is employed by us on the one-year anniversary of Mr. Buker's termination.

     - If, during the term of the agreement and after Mr. Buker is no longer employed by us (other than as a result of his death, disability, or termination for cause under the terms of his employment agreement), Mr. Nicholson's employment is terminated by us without cause (as defined) or by him with good reason (as defined), Mr. Nicholson will be entitled to--

          - a retention severance benefit of six months of his base salary in addition to any severance payments he is entitled to under any other severance arrangement he has with us,

          - full vesting of all outstanding awards under our Long-Term Cash Incentive Plan, and

          - the lesser of 180 days from the date of his termination or the expiration of the term of the award to exercise any outstanding awards under the Long-Term Cash Incentive Plan.

     The amended and restated change in control and severance agreement replaced the change in control and severance agreement we entered into with Mr. Nicholson earlier this year. The only material change was the addition of the special termination provision described below. The amended and restated agreement provides for the following payments and benefits if Mr. Nicholson's employment terminates in the circumstances described:

     -    Voluntary termination without good reason on change in control:

          -    cash payment equal to the sum of--

               -    accrued but unpaid salary, and

               -    unused vacation days;

          -    ability to exercise any vested SARs for period of 180 days; and

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          -    all unvested SAR and phantom share awards canceled.

     -    Involuntary termination without cause:

          -    cash payment equal to the sum of--

               -    accrued but unpaid salary,

               -    unused vacation days,

               - one year's base salary (paid in installments over twelve-month period), and

               - one times his then applicable annual target bonus under annual incentive plan (paid at same time other bonuses paid);

          -    ability to exercise any vested SARs for period of 180 days;

          -    all unvested SAR and phantom share awards canceled; and

          - one year of medical insurance coverage for himself and his family.

     - Involuntary termination without cause following change in control, or voluntary termination for good reason following change in control:

          -    cash payment equal to the sum of--

               -    accrued but unpaid salary,

               -    unused vacation days,

               -    one year's base salary (paid in lump sum), and

               - one times his then applicable annual target bonus under annual incentive plan (paid in lump sum);

          - immediate vesting of 100% of existing SAR and phantom share awards;

          -    ability to exercise vested SARs for period of 180 days; and

          - one year of medical insurance coverage for himself and his family.

     -    Involuntary termination with cause:

          -    cash payment equal to the sum of--

               -    accrued but unpaid salary, and

               -    unused vacation days; and

          - all unvested SAR and phantom share awards, and all vested but unexercised SARs, canceled.

     -    Termination on disability:

          -    cash payment equal to the sum of--

               -    accrued but unpaid salary,

               -    unused vacation days,

               - pro rata portion of executive's then applicable annual target bonus under annual incentive plan (paid in lump sum);


                                      -2-

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          -    immediate vesting of next tranche of any SAR or phantom share award that would have vested after termination date;

          -    ability to exercise vested SARs in accordance with their terms;
               and

          - one year of medical insurance coverage for himself and his family.

     -    Special termination:

          -    Applies if--

               - Mr. Nicholson is terminated without cause within one year following the election of any individual as a director between November 1, 2008 and the date of our 2010 shareholders meeting, as a result of an actual or threatened proxy or consent solicitation or otherwise by or on behalf of any person other than the board, including by reason of any agreement intended to avoid or settle such an election contest,

               - following that election at least a majority of the directors on the board would have been nominated, appointed, or otherwise selected by the person who solicited proxies or consents in connection with the election contest or that person's affiliates, and

               - either in connection with the election contest or under an agreement intended to avoid or settle an election contest, and during the one-year period following the election, the Chief Executive Officer immediately before the election contest is no longer employed by us (other than as a result of us terminating the Chief Executive Officer for cause).

          - If the special termination provision applies, Mr. Nicholson will be entitled to the same payments described above under "Involuntary termination without cause following change in control, or voluntary termination for good reason following change in control."

     The agreement has a three-year term and will renew automatically for successive three-year terms unless we give Mr. Nicholson notice of non-renewal at least 60 days before the scheduled expiration date. It contains confidentiality, noncompetition, and non-disparagement provisions.

     Our board has approved entering into substantially identical retention bonus letter agreements and amended and restated change in control and severance agreements with several other top executives, including James Wainright, our Vice President--Operations.

     For more detailed information about the terms of the retention bonus letter agreements and amended and restated change in control and severance agreements, please see the forms of the agreements filed as exhibits to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

Exhibit No.   Description
-----------   ------------------------------------------------------------------
    10.1      Form of retention bonus letter agreement


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

    10.2      Form of Amended and Restated Change in Control and Severance
              Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: November 18, 2008                 By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ------------------------------------------------------------------
    10.1      Form of retention bonus letter agreement
    10.2      Form of Amended and Restated Change in Control and Severance
              Agreement


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